Exhibit 10.4

股权质押协议

Equity Pledge Agreement

本股权质押协议（以下简称“本协议”）由以下各方于2020年 11 月 3 日在中华人民共和国（在本协议中，不包括香港特别行政区、澳门特别行政区和台湾地区；以下简称“中国”）广东省深圳市签署：

This Equity Pledge Agreement (this “Agreement”), as dated Month 11 Day 3, 2020, is made and entered into by and between the following parties in Shenzhen City, Guangdong Province, the People’s Republic of China (for the purposes of this Agreement, excluding the Hong Kong Special Administrative Region, the Macau Special Administrative Region and Taiwan region; “China” or the “PRC”):

质权人：杭州筑梦创享科技有限公司

Pledgee: Hangzhou Building Dream Star Chuangxiang Technology Company Limited

统一社会信用代码：91330100MA2J2EYW5J

United Social Credit Code: 91330100MA2J2EYW5J

住所：浙江省杭州市江干区红普路788号创智绿谷发展中心4号楼107室

Domicile: Room 107, the 4th Building, Chuangzhilvgu Development Center, No.788. of Hongpu Street, Jianggan District, Hangzhou, Zhejiang Province

出质人：

Pledgors:

出质人1：李厚德

Pledgor 1: Li Houde

身份证号码：

Identification Number:

住所：

Domicile:

出质人2：刘望霞

Pledgor 2: Liu Wangxia

身份证号码：

Identification Number:

住所：

Domicile:

出质人3：东莞市富华股权投资合伙企业（有限合伙）

Pledgor 3: Dongguan Fuhua Equity Investment Partnership (Limited Partnership)

统一社会信用代码：91441900MA52PLGM3D

United Social Credit Code: 91441900MA52PLGM3D

住所：广东省东莞市东城街道樟村南路21号346室

Domicile: Room 346, No. 21, South Zhangcun Road, Dongcheng Street, Dongguan, Guangdong

出质人4：东莞市广胜股权投资合伙企业（有限合伙）

Pledgor 4: Dongguan Guangsheng Equity Investment Partnership (Limited Partnership)

统一社会信用代码：91441900MA52P6TC3P

United Social Credit Code: 91441900MA52P6TC3P

住所：广东省东莞市东城街道樟村南路21号379室

Domicile: Room 379, No. 21, South Zhangcun Road, Dongcheng Street, Dongguan, Guangdong

出质人5：东莞市富胜股权投资合伙企业（有限合伙）

Pledgor 5: Dongguan Fusheng Equity Investment Partnership (Limited Partnership)

统一社会信用代码：91441900MA52T3TE3B

United Social Credit Code: 91441900MA52T3TE3B

住所：广东省东莞市南城街道草塘路5号1栋3022室

Domicile: Room 3022, Building 1, No. 5, Caotang Road, Nancheng Street, Dongguan, Guangdong

出质人6：深圳市创东方投资有限公司

Pledgor 6: Shenzhen CDF-Capital Co. Ltd.

统一社会信用代码：9144030066587698X9

United Social Credit Code: 9144030066587698X9

住所：深圳市南山区粤海街道大冲社区科发路11号南山金融大厦2201

Domicile: 2201 Nanshan Financial Building, No.11 Kefa Road, Dachong Community, Yuehai Street, Nanshan District, Shenzhen City

出质人7：东莞市摩亿投资合伙企业（有限合伙）

Pledgor 7: Dongguan Moyi Investment Partnership (Limited Partnership)

统一社会信用代码：91441900MA524XF56E

United Social Credit Code: 91441900MA524XF56E

住所：东莞市东城街道主山社区涡岭商业街西区3巷5号

Domicile: No. 5, Lane 3, West District, Woling Commercial Street, Zhushan Community, Dongcheng Street, Dongguan City

出质人8：东莞市摩丰投资合伙企业（有限合伙）

Pledgor 8: Dongguan Mofeng Investment Partnership (Limited Partnership)

统一社会信用代码：91441900MA524UX28J

United Social Credit Code: 91441900MA524UX28J

住所：东莞市寮步镇小坑村文德路二巷51号4楼

Domicile: 4th Floor, No. 51, Second Lane, Wende Road, Xiaokeng Village, Liaobu Town, Dongguan City

出质人9：东莞市冀丰投资合伙企业（有限合伙）

Pledgor 9: Dongguan Jifeng Investment Partnership (Limited Partnership)

统一社会信用代码：91441900MA524URB3M

United Social Credit Code: 91441900MA524URB3M

住所：东莞市寮步镇井巷大岭头115号6楼

Domicile: 6th Floor, No. 115, Dalingtou, Jingxiang, Liaobu Town, Dongguan City

出质人10：东莞市益财投资合伙企业（有限合伙）

Pledgor 10: Dongguan Yicai Investment Partnership (Limited Partnership)

统一社会信用代码：91441900MA5254UA94

United Social Credit Code: 91441900MA5254UA94

住所：东莞市东城街道主山涡岭商业街西区4巷5号

Domicile: No. 5, Lane 4, West District of Zhushan Woling Commercial Street, Dongcheng Street, Dongguan City

公司：深圳市筑梦之星科技有限公司

Company: Shenzhen Building Dream Star Technology Limited

统一社会信用代码：9144030035991233XX

United Social Credit Code: 9144030035991233XX

住所：深圳市龙华新区观澜街道高尔夫大道5号观澜湖国际大厦4楼

Domicile: 4th Floor, Guanlanhu International Building, No.5 Golf Avenue, Guanlan Street, Longhua District, Shenzhen City

（在本协议中，出质人1、出质人2、出质人3、出质人4、出质人5、出质人6、出质人7、出质人8、出质人9和出质人10合称为“出质人”；质权人、出质人和公司合称为“各方”，分别称为“一方”。）

(Pledgor 1, Pledgor 2, Pledgor 3, Pledgor 4, Pledgor 5, Pledgor 6, Pledgor 7, Pledgor 8, Pledgor 9 and Pledgor 10 are hereinafter referred to collectively as the “Pledgors”; the Pledgee, the Pledgors and the Company are hereinafter referred to collectively as the “Parties” and respectively a “Party”.)

鉴于：

Whereas:

1.	出质人1和出质人2为具有完全民事行为能力的中国籍自然人，出质人3、出质人4、出质人5、出质人6、出质人7、出质人8、出质人9及出质人10均为依照中国法律设立并有效存续的公司或合伙企业，出质人为公司的实益和登记股东，合计直接持有公司100%股权。

Pledgor 1 and Pledgor 2 are individuals with Chinese nationality and complete civil capacity. Pledgor 3, Pledgor 4, Pledgor 5, Pledgor 6, Pledgor 7, Pledgor 8, Pledgor 9 and Pledgor 10 are companies or partnerships organized and validly existing under the RPC law. Pledgors together own directly, beneficially and of record 100% of the equity interest in the Company.

2.	各方在本协议签署之日签署了《独家业务合作协议》，根据该协议，质权人作为独家服务提供商向公司提供技术支持、业务支持和相关咨询服务，公司应当向质权人支付服务费作为对价。

The Parties execute an Exclusive Business Cooperation Agreement as of the date hereof, under which the Pledgee is expected to provide the Company with technical support, business support and relevant consulting services as an exclusive service provider, and as consideration, the Company shall pay service fees to the Pledgee.

3.	各方在本协议签署之日签署了《独家购买权协议》，根据该协议，质权人有权要求出质人将其所持公司全部或部分股权转让给质权人，以及有权要求公司将其全部或部分资产转让给质权人。

The Parties execute an Exclusive Option Agreement as of the date hereof, under which the Pledgee has the right to require the Pledgors to transfer all or part of their equity interests in the Company to the Pledgee, and to require the Company to transfer all or part of its assets to the Pledgee.

4.	各方在本协议签署之日签署了《表决权委托协议》，根据该协议，出质人将其对于公司的股东表决权等股东权利委托给质权人指定的人士行使。

The Parties execute a Voting Rights Proxy Agreement as of the date hereof, under which the Pledgors are expected to entrust their voting rights and other shareholder rights to the Company to the persons designated by the Pledgee.

5.	为了保证出质人和公司完全履行其在上述《独家业务合作协议》、《独家购买权协议》和《表决权委托协议》项下的相应义务，出质人拟以所持公司的全部股权向质权人做出质押担保，且出质人分别同意对方做出该等质押担保。

To guarantee the full performance by the Pledgors and the Company of their respective obligations under the aforementioned Exclusive Business Cooperation Agreement, Exclusive Option Agreement and Voting Rights Proxy Agreement, the Pledgors intend to pledge all of their equity interest in the Company to the Pledgee, and Pledgors respectively agrees to such pledge of the other party.

基于以上，各方经协商一致，达成如下协议：

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements set forth herein, the Parties hereby agree as follows:

1.	定义

Definitions

除非本协议另有规定，下列词语含义为：

Unless otherwise provided herein, the terms below shall have the following meanings:

1.1	“质权”：指出质人根据本协议第2条给予质权人的担保物权，即指质权人所享有的、以出质人质押给质权人的股权（定义见下文）折价或拍卖、变卖该股权的所得优先受偿的权利。

“Pledge”: refers to the security interest created by the Pledgors against the Pledgee pursuant to Section 2 hereof, i.e., the right of Pledgee to be compensated on a priority basis to the proceeds from the conversion, auction or sale of the Equity Interest (as defined below).

1.2	“股权”：指出质人在本协议签署之日和将来合法持有的在公司的全部股权权益。

“Equity Interest”: refers to all of the equity interest lawfully held as of the date hereof and hereafter acquired by the Pledgors in the Company.

1.3	“合同义务”：指出质人或公司在上述《独家业务合作协议》、《独家购买权协议》和《表决权委托协议》项下的义务，包括在《独家业务合作协议》项下公司接受质权人向其提供的独家服务并向其支付服务费的义务，在《独家购买权协议》项下出质人根据质权人的要求将其所持公司全部或部分股权转让给质权人的义务、公司根据质权人的要求将其全部或部分资产转让给质权人的义务，以及在《表决权委托协议》项下出质人将其对公司享有的股东表决权等股东权利委托给质权人指定的人士行使的义务。

“Contractual Obligations”: refers to the obligations of the Pledgors or the Company under the aforementioned Exclusive Business Cooperation Agreement, Exclusive Option Agreement and Voting Rights Proxy Agreement, including the obligations of the Company to accept the exclusive services provided by the Pledgee and pay service fees to the Pledgee as under the Exclusive Business Cooperation Agreement, the obligation of the Pledgors to transfer all or part of their equity interest in the Company to the Pledgee and the obligation of the Company to transfer all or part of its assets to the Pledgee, both as required by the Pledgee and under the Exclusive Option Agreement, and the obligation of the Pledgors to entrust their voting rights and other shareholder rights in the Company to the persons designated by the Pledgee as under the Voting Rights Proxy Agreement.

1.4	“违约事件”：指本协议第8条所列任何情况。

“Event of Default”: refers to any of the circumstances set forth in Section 8 hereof.

1.5	“违约通知”：指质权人根据本协议发出的宣布违约事件的通知。

“Notice of Default”: refers to the notice issued by the Pledgee in accordance with this Agreement declaring an Event of Default.

2.	质权和质押期限

Pledge and its term

2.1	作为出质人和公司完全履行相应合同义务的担保，出质人特此将其在本协议签署之日和未来拥有的公司的全部股权质押给质权人。

As the guarantees by the Pledgors and the Company for their full performance of the Contractual Obligations, the Pledgors hereby pledge to the Pledgee a security interest in all of the Pledgors’ right, title and interest, whether owned as of the date hereof or hereafter acquired by the Pledgors, in the Equity Interest.

2.2	出质人和公司应：（1）自本协议生效之日起3个工作日内，将质权信息记录在公司股东名册上；并且，（2）自本协议签署之日起15个工作日内向相应的市场监督管理机关申请登记本协议项下的质权（以下简称“质权登记手续”）。各方同意，为办理质权登记手续，各方应将本协议或者一份按照公司所在地市场监督管理机关要求的形式签署的、真实反映本协议项下质权信息的股权质押合同提交给该市场监督管理机关，对于后者未约定事项或两个版本之间存在不一致的，仍以本协议约定为准。出质人和公司应当按照中国法律和有关市场监督管理机关的各项要求，提交所有必要的文件并办理所有必要手续，确保质权在递交申请后尽快获得登记和创设。

The Pledgors and the Company shall: (a) record the Pledge information in the shareholders’ register of the Company within 3 business days from the date when this Agreement becomes effective; and, (b) submit an application to competent market regulation authority (the “MRA”) for the registration of the Pledge of the Equity Interest contemplated herein within 15 business days from the date when this Agreement becomes effective. The Parties agree that for the purpose of registration of the Pledge with the MRA, the Parties shall submit to the MRA this Agreement, or an equity pledge contract in the form required by the competent MRA which shall truly reflect the information of the Pledge hereunder. For the matters not specified in the latter equity pledge contract, and in case of any discrepancies between the two versions, this Agreement shall prevail. The Pledgors and the Company shall file all necessary documents and complete all necessary procedures, as required by the PRC laws and competent MRA, to ensure that the Pledge of the Equity Interest be registered with the MRA and created as soon as possible after filing.

2.3	质权自本协议项下的股权出质在相应的市场监督管理机关登记之日起生效，持续到出质人和公司履行完毕合同义务为止（或质权人书面确认出质人和公司无需继续履行合同义务为止，以较晚者为准）。

The Pledge shall become effective on date when the pledge of the Equity Interest is registered with competent MRA. The Pledge shall remain valid until the Contractual Obligations have been fully performed by the Pledgors and the Company (or when the Pledgee confirms in writing that the Contractual Obligations need no further performance, whichever is later).

2.4	在质押期限内，如出质人或公司未履行合同义务或履行不符合约定的，质权人有权但无义务按本协议的规定处分质权项下的股权。

During the term of Pledge, where any of the Pledgors or the Company fails to perform their respective Contractual Obligations or has performed inconsistently, the Pledgee has the right, but not the obligation, to dispose of the Equity Interest pursuant to this Agreement.

3.	质权凭证的保管

Custody of pledge records

3.1	出质人应在本协议生效之日起7个工作日内将其在公司的股权出资证明书及记载质权信息的股东名册交付质权人保管。质权人将在本协议规定的质押期间一直保管该等凭证。

The Pledgors shall deliver to the Pledgee’s custody the capital contribution certificate for the Equity Interest and the shareholders’ register recording the Pledge, within 7 business days from when this Agreement becomes effective. The Pledgee will have in custody such documents during the Term of Pledge.

3.2	在质押期限内，质权人有权收取因股权宣告或产生的部分或全部的股息。

The Pledgee has the right to collect any and all dividends declared or generated in connection with the Equity Interest during the term of Pledge.

4.	质权的行使

Exercise of pledge

4.1	在出质人和公司履行完毕全部合同义务或质权人书面确认合同义务无需继续履行之前（以较晚者为准），未经质权人事先书面同意，出质人不得转让其对公司拥有的股权或质押该等股权或创设其他权利负担。

Prior to the full performance of the Contractual Obligations by the Pledgors and the Company or when the Pledgee confirms in writing that such Contractual Obligations need no further performance (whichever is later), the Pledgors shall not, without the prior written consent of the Pledgee, transfer their Equity Interests or further pledge such Equity Interests or create other encumbrances on such Equity Interests.

4.2	质权人可在其行使质权之前向出质人和公司发出书面违约通知。

The Pledgee may issue a Notice of Default to the Pledgors and the Company before it exercises the rights pertaining to the Pledge.

4.3	受限于第8.3条的规定，质权人可在按第8.2条发出违约通知之后的任何时间里对质权行使处分的权利。质权人行使处分质权的权利后，出质人即不再拥有任何与股权有关的权利和利益。

Subject to Section 8.3, the Pledgee may exercise the right to enforce the Pledge at any time after the issuance of the Notice of Default in accordance with Section 8.2. The Pledgors cease to be entitled to any rights or interests pertaining to the Equity Interest immediately upon the exercise by the Pledgee of the right to enforce the Pledge.

4.4	在违约时，根据中国法律的规定，质权人有权按照法定程序处置质押股权。仅在中国法律允许的范围内，对于处置的所得，质权人无需给付出质人；出质人特此放弃其可能有的向质权人要求任何质押股权处置所得的权利；同样，出质人对质权人在该质押股权处置后的亏空也不承担任何义务。

Where an Event of Default occurs, the Pledgee has the right to dispose of the Equity Interest in accordance with applicable PRC laws. Only to the extent permitted under applicable PRC laws, the Pledgee has no obligation to account to the Pledgors for proceeds of disposition of the Equity Interest, and the Pledgors hereby waive any rights they may have to demand any such proceeds from the Pledgee; the Pledgors have no obligation to the Pledgee for any deficiency remaining after such disposition of the Equity Interest.

4.5	质权人依照本协议行使质权时，出质人和公司应予以必要的协助，以使质权人实现其质权。

When the Pledgee exercises its rights under the Pledge in accordance with this Agreement, the Pledgors and the Company shall provide assistance necessary for the Pledgee to enforce the Pledge.

5.	出质人的声明和保证

Representations and warranties of pledgors

5.1	出质人是股权唯一的合法所有人。

The Pledgors are the sole legal and beneficial owner of the Equity Interest.

5.2	质权人可以以本协议约定的方式行使质权并处分股权。

The Pledgee may exercise its rights under the Pledge and dispose of the Equity Interests in accordance with this Agreement.

5.3	除将依照本协议设立的质权之外，出质人未在且不会在股权上设置任何其他担保或其他权利负担。

The Pledgors have not placed and will not place any security interest or other encumbrances onto the Equity Interest, except for the Pledge to be created pursuant to this Agreement.

6.	出质人的承诺

Covenants of the pledgors

6.1	出质人向质权人承诺，在本协议存续期间，出质人将：

The Pledgors hereby covenant to the Pledgee, that during the term of this Agreement, the Pledgors shall:

6.1.1	除履行由各方于本协议签署日签订的《独家购买权协议》外，未经质权人事先书面同意，不得转让股权，不得在股权上设立或允许存在任何担保或其他权利负担；

without the prior written consent of the Pledgee, not transfer the Equity Interest, place or permit the existence of any security interest or other encumbrances onto the Equity Interest, except for the performance of the Exclusive Option Agreement executed by the Parties on the date hereof;

6.1.2	遵守并执行所有有关权利质押的中国法律的规定，在收到有关主管机关就质权发出或制定的通知、指令或建议时，于五日内向质权人出示上述通知、指令或建议，同时遵守上述通知、指令或建议，或按照质权人的合理要求或经质权人同意就上述事宜提出反对意见和陈述；

comply with and act in accordance with all PRC laws applicable to the pledge of equity interests, and within 5 days of receipt of any notice, order or recommendation issued or prepared by competent authorities regarding the Pledge, present the aforementioned notice, order or recommendation to the Pledgee, and shall comply with the aforementioned notice, order or recommendation or submit objections and representations with respect to the aforementioned matters upon the Pledgee’s reasonable request or upon consent of the Pledgee;

6.1.3	将任何可能导致对出质人股权或其任何部分的权利产生影响的事件或收到的通知，以及可能改变出质人在本协议中的任何保证、义务或对出质人履行其在本协议中义务可能产生影响的任何事件或收到的通知及时通知质权人。

promptly notify the Pledgee of any event or notice received by the Pledgors that may have an impact on the Pledgee’s rights to the Equity Interest or any portion thereof, as well as any event or notice received by the Pledgors that may have an impact on any guarantees and other obligations of the Pledgors arising out of this Agreement.

6.2	出质人承诺，质权人按本协议条款取得的对质权享有的权利，不会受到出质人或出质人的继承人或出质人之委托人或任何其他人通过法律程序的中断或妨害。

The Pledgors covenant that the rights acquired by the Pledgee hereunder with respect to the Pledge will not be interrupted or harmed by the Pledgors or any of their successors or representatives or any other persons through any legal proceedings.

6.3	出质人向质权人承诺，为保护或完善本协议项下对合同义务的担保，出质人将诚实签署，并促使其他与质权有利害关系的当事人签署质权人所要求的所有的权利证书、契约和/或履行并促使其他有利害关系的当事人履行质权人所要求的行为，并为本协议赋予质权人之权利、授权的行使提供便利，与质权人或其指定的人（自然人/法人）签署所有的有关股权所有权的文件，并在合理期间内向质权人提供其认为需要的所有的有关质权的通知、命令及决定。

The Pledgors hereby covenant to the Pledgee that, to protect or perfect the security interest granted by this Agreement for the performance of the Contractual Obligations, the Pledgors will execute in good faith and to cause other parties interested to the Pledge to execute all certificates, agreements, deeds and/or covenants required by the Pledgee; the Pledgors will perform and to cause other parties interested to the Pledge to perform actions required by the Pledgee, to facilitate the exercise by the Pledgee of its rights and authority granted thereto by this Agreement, and to enter into all relevant documents regarding the ownership of Equity Interest with the Pledgee or its designee(s); the Pledgors will provide the Pledgee within a reasonable time with all notices, orders and decisions regarding the Pledge that are required by the Pledgee.

6.4	出质人向质权人承诺，出质人将遵守、履行本协议项下所有的保证、承诺、协议、陈述及条件。如出质人不履行或不完全履行其保证、承诺、协议、陈述及条件，出质人应赔偿质权人由此遭受的一切损失。

The Pledgors hereby covenant to the Pledgor that the Pledgors will comply with and perform all guarantees, promises, agreements, representations and conditions under this Agreement. In the event of failure of or partial performance of its guarantees, promises, agreements, representations and conditions, the Pledgors shall indemnify the Pledgee for all losses resulting therefrom.

7.	协议期限

Term of agreement

7.1	本协议于文首标明的日期签署并同时生效。除非依本协议或各方其他协议的约定而提前终止，本协议持续有效。

This Agreement is executed on the date first written above and shall take effect as of such date. This Agreement shall remain effective unless terminated earlier in accordance with this Agreement or other agreements between the Parties.

7.2	在本协议期限内，出质人和公司均不得提前终止本协议。尽管如此，质权人可通过提前30天向出质人和公司发出书面通知的方式终止本协议。

During the term of this Agreement, the Pledgors shall not terminate this Agreement prior to its expiration date. Nevertheless, the Pledgee has the right to terminate this Agreement upon giving 30 days prior written notice to the Pledgors and the Company.

7.3	在本协议终止之后，各方在第9和11条项下的权利和义务将继续有效。

The rights and obligations of the Parties under Sections 9 and 11 shall survive the termination of this Agreement.

8.	违约事件

Event of breach

8.1	下列任一事项均被视为违约事件：

Any of the following circumstances shall be deemed an Event of Default:

8.1.1	出质人或公司未能按期、完整履行任何合同义务；

Any of the Pledgors or the Company fails to fully and timely fulfill any of the Contractual Obligations;

8.1.2	出质人或公司实质违反本协议的任何条款；

Any of the Pledgors and the Company substantially breaches any section of this Agreement;

8.1.3	除本协议第6.1.1条的约定外，出质人舍弃出质的股权或未获得质权人事先书面同意而擅自转让或意图转让出质的股权；和

Except as expressly stipulated in Section 6.1.1, the Pledgors transfer or purport to transfer or abandon the Equity Interest or assign the Equity Interest without the prior written consent of Pledgee; and

8.1.4	出质人或公司的继承人或代管人只能履行部分或拒绝履行任何合同义务。

The successor or custodian of the Pledgors or the Company is only capable of partially performing or refuses to perform any of the Contractual Obligations.

8.2	如知晓第8.1条所述的任何事项或可能导致上述事项的事件已经发生，出质人应立即以书面形式通知质权人。

Upon knowledge of the occurrence of any circumstances or event that may lead to the aforementioned circumstances described in Section 8.1, the Pledgors shall immediately notify the Pledgee in writing.

8.3	除非第8.1条下的违约事件在质权人向出质人发出要求其补救此违约行为的通知后的20日内已经按质权人要求获得救济，质权人在其后的任何时间可向出质人发出书面违约通知，要求依据第2条履行其处理股权的权利。

Unless an Event of Default set forth in this Section 8.1 has been successfully resolved to the Pledgee’s satisfaction within 20 days after the Pledgee delivers a notice to the Pledgors requesting ratification of such Event of Default, the Pledgee may issue a Notice of Default to the Pledgors in writing at any time thereafter, demanding the Pledgors to immediately dispose of the Equity Interests in accordance with Section 2.

9.	保密条款

Confidentiality

9.1	各方认可，有关本协议、本协议内容，以及彼此就准备或履行本协议而交换的任何口头或书面资料均属于保密信息。各方应当对所有该等保密信息予以保密，任一方在未得到其他方书面同意前，不得向任何第三者披露任何保密信息，但下列信息除外：（1）公众人士知悉或将会知悉的任何信息（由接受保密信息之一方擅自向公众披露的除外）；（2）根据适用法律法规、股票交易规则、或政府部门或法院的命令而所需披露之任何信息；或（3）由任何一方就本协议所述交易而需向其股东、投资者、法律或财务顾问披露之信息，而该股东、法律或财务顾问亦需遵守与本条款相类似之保密责任。如任何一方工作人员或聘请机构的泄密均视为该方的泄密，需依本协议承担违约责任。

The Parties acknowledge that the existence and the content of this Agreement and any oral or written information exchanged between the Parties in connection with the preparation and performance of this Agreement are confidential information. Each Party shall maintain confidentiality of all such confidential information, and without obtaining the written consent of the other Parties, it shall not disclose any confidential information to any third parties, except for the information that: (a) is or will be in the public domain (other than through the receiving Party’s unauthorized disclosure); (b) is under the obligation to be disclosed pursuant to the applicable laws or regulations, rules of any stock exchange, or orders of the court or other government authorities; or (c) is required to be disclosed by any Party to its shareholders, investors, legal counsels or financial advisors regarding the transaction contemplated hereunder, provided that such shareholders, investors, legal counsels or financial advisors shall be bound by the confidentiality obligations same to those set forth in this section. Disclosure of any confidential information by the staff or agents of any Party shall be deemed disclosure by such Party, and such Party shall be held liable for breach of this Agreement.

9.2	各方同意，不论本协议是否变更、解除或终止，本条款将持续有效。

The Parties agree that this section shall survive amendments to, and rescission or termination of this Agreement.

10.	通知条款

Notices

10.1	本协议项下要求或发出的所有通知和其他通信应通过专人递送、挂号邮寄、邮资预付或商业快递服务或传真的方式发到该方下列地址。每一通知还应再以电子邮件送达。该等通知视为有效送达的日期按如下方式确定：

All notices and other communications required or permitted to be given pursuant to this Agreement shall be delivered personally or sent by registered mail, postage prepaid, by a commercial courier service or by facsimile transmission to the address of such Party set forth below. A confirmation copy of each notice shall also be sent by email. The dates on which notices shall be deemed effectively served shall be determined as follows:

10.1.1	通知如果是以专人递送、快递服务或挂号邮寄、邮资预付发出的，则以于设定为通知的地址在接收或拒收之日为有效送达日。

Notices given by personal delivery, by courier service or by registered mail, postage prepaid, shall be deemed effectively served on the date of receipt or refusal at the address specified for notices.

10.1.2	通知如果是以传真发出的，则以成功传送之日为有效送达日（应以自动生成的传送确认信息为证）。

Notices given by facsimile transmission shall be deemed effectively served on the date of successful transmission (as evidenced by an automatically generated confirmation of transmission).

10.2	为通知的目的，各方联系信息如下：

For the purpose of notices, the contact information of the Parties is as follows:

10.2.1	质权人：杭州筑梦创享科技有限公司

Pledgee: Hangzhou Building Dream Star Chuangxiang Technology Company Limited

地址：浙江省杭州市江干区红普路788号创智绿谷发展中心4号楼107室

Address: Room 107, the 4th Building, Chuangzhilvgu Development Center, No.788. of Hongpu Street, Jianggan District, Hangzhou, Zhejiang Province

收件人:刘格

Attn: /

电话: /

Phone: /

传真: /

Facsimile:/

10.2.2	出质人1：李厚德

Pledgor 1: Li Houde

地址：广东省深圳市福田区福民路2号皇庭居A1803

Address: A1803, Huangtingju, No. 2, Fumin Road, Futian District, Shenzhen, Guangdong Province

电话: /

Phone: /

传真: /

Facsimile: /

10.2.3	出质人2：刘望霞

Pledgor 2: Liu Wangxia

地址：湖北省云梦县城关镇西大路12号

Address: No. 12, Xida Road, Chengguan Town, Yunmeng County, Hubei Province

电话: /

Phone:/

传真:/

Facsimile: /

10.2.4	出质人3：东莞市富华股权投资合伙企业（有限合伙）

Pledgor 3: Dongguan Fuhua Equity Investment Partnership (Limited Partnership)

地址：广东省东莞市东城街道樟村南路21号346室

Address: Room 346, No. 21, South Zhangcun Road, Dongcheng Street, Dongguan, Guangdong

收件人:占引

Attn: /

电话: /

Phone: /

传真: /

Facsimile: /

10.2.5	出质人4：东莞市广胜股权投资合伙企业（有限合伙）

Pledgor 4: Dongguan Guangsheng Equity Investment Partnership (Limited Partnership)

地址：广东省东莞市东城街道樟村南路21号379室

Address: Room 379, No. 21, South Zhangcun Road, Dongcheng Street, Dongguan, Guangdong

收件人:李厚德

Attn: /

电话: /

Phone:/

传真: /

Facsimile: /

10.2.6	出质人5：东莞市富胜股权投资合伙企业（有限合伙）

Pledgor 5: Dongguan Fusheng Equity Investment Partnership (Limited Partnership)

地址：广东省东莞市南城街道草塘路5号1栋3022室

Address: Room 3022, Building 1, No. 5, Caotang Road, Nancheng Street, Dongguan, Guangdong

收件人:李凯鹏

Attn:/

电话: /

Phone: /

传真: /

Facsimile: /

10.2.7	出质人6：深圳市创东方投资有限公司

Pledgor 6: Shenzhen CDF-Capital Co. Ltd.

地址：深圳市南山区粤海街道大冲社区科发路11号南山金融大厦2201

Address: 2201 Nanshan Financial Building, No.11 Kefa Road, Dachong Community, Yuehai Street, Nanshan District, Shenzhen City

收件人:肖水龙

Attn: /

电话: /

Phone: /

传真: /

Facsimile: /

10.2.8	出质人7：东莞市摩亿投资合伙企业（有限合伙）

Pledgor 7: Dongguan Moyi Investment Partnership (Limited Partnership)

地址：东莞市东城街道主山社区涡岭商业街西区3巷5号

Address: No. 5, Lane 3, West District, Woling Commercial Street, Zhushan Community, Dongcheng Street, Dongguan City

收件人:李青女

Attn: /

电话: /

Phone: /

传真: /

Facsimile: /

10.2.9	出质人8：东莞市摩丰投资合伙企业（有限合伙）

Pledgor 8: Dongguan Mofeng Investment Partnership (Limited Partnership)

地址：东莞市寮步镇小坑村文德路二巷51号4楼

Address: 4th Floor, No. 51, Second Lane, Wende Road, Xiaokeng Village, Liaobu Town, Dongguan City

收件人:黄瀚彬

Attn:/

电话: /

Phone: /

传真: /

Facsimile: /

10.2.10	公司：深圳市筑梦之星科技有限公司

Company: Shenzhen Building Dream Star Technology Limited

地址：深圳市龙华新区观澜街道高尔夫大道5号观澜湖国际大厦4楼

Address: 4th Floor, Guanlanhu International Building, No.5 Golf Avenue, Guanlan Street, Longhua District, Shenzhen

收件人:刘格

Attn: /

电话: /

Phone: /

传真: /

Facsimile: /

10.3	任何一方可按本条规定随时给其他方发出通知来改变其接收通知的地址。

Any Party may at any time change its address for notices by a notice delivered to the other Parties in accordance with the sections hereof.

11.	适用法律与争议解决

Governing law and resolution of disputes

11.1	本协议的订立、效力、解释、履行、修改和终止以及争议的解决适用中国法律的规定。

The execution, effectiveness, construction, performance, amendment and termination of this Agreement and the resolution of disputes relating thereto shall be governed by the PRC laws.

11.2	对于因本协议而发生的任何争议，本协议各方应首先通过友好协商方式解决。如果在一方向其他方发出要求协商解决的书面通知后30天之内争议仍然得不到解决，则任何一方均可将有关争议提交给深圳国际仲裁院，由该会按照其届时有效的仲裁规则仲裁解决。仲裁应在深圳进行，使用之语言为中文。仲裁裁决是终局性的，对各方均有约束力。

Any dispute arising from this Agreement shall first be resolved by the Parties through friendly negotiations. Where the Parties fail to reach an agreement on the dispute within 30 days from any Party’s request to the other Parties for resolution of the dispute through negotiations, any Party may submit the dispute to Shenzhen Court of International Arbitration for arbitration in Shenzhen, in accordance with its then effective arbitration rules. The arbitration shall be conducted in Chinese. The arbitration award shall be final and binding on all Parties.

11.3	因本协议而发生任何争议或任何争议正在进行仲裁时，除争议的事项外，本协议各方仍应继续行使各自在本协议项下的其他权利并履行各自在本协议项下的其他义务。

Upon the occurrence of any disputes arising from this Agreement or during the arbitration procedures for any dispute, except for the matters under dispute, the Parties shall continue to exercise their respective rights and perform their respective obligations under this Agreement.

12.	协议的转让

Assignment

12.1	出质人和公司均不得将其在本协议项下的权利与义务转让给第三方，除非事先征得质权人的书面同意。

Without the Pledgee’s prior written consent, neither the Pledgors nor the Company may assign its rights and obligations under this Agreement to any third party.

12.2	出质人和公司在此同意，质权人可以在其需要时向其他第三方转让其在本协议项下的权利和义务，并在该等转让发生时质权人仅需向出质人和公司发出书面通知，并且无需再就该等转让征得出质人或公司的事先同意。

The Pledgors and the Company agree that the Pledgee may assign its obligations and rights under this Agreement to any third party upon a prior written notice to the Pledgors and the Company, without the prior consent of the Pledgors or the Company.

13.	其他

Miscellaneous

13.1	对本协议的任何修订和补充，应以书面方式进行，并由各方签署。

Any amendment or supplement to this Agreement shall be made by a written document executed by and between the Parties.

13.2	除了在本协议签署后所做出的书面修订、补充或修改以外，本协议构成本协议各方就本协议事项所达成的完整合同，取代在此之前就本协议事项所达成的所有口头或书面的协商、陈述和合同。

Except for the amendments, supplements or changes in writing executed after this Agreement, this Agreement shall constitute the entire agreement by and among the Parties hereto with respect to the subject matter hereof, and shall supersede all prior oral and written consultations, representations and contracts reached with respect to the subject matter of this Agreement.

13.3	本协议的标题仅为方便阅读而设，不应被用来解释、说明或在其他方面影响本协议各项条款和条件的含义。

The headings herein are for convenience only, and shall not be used to interpret, explain or otherwise affect the meanings of the terms and conditions of this Agreement.

13.4	如果本协议有任何一条或多条规定根据任何法律或法规在任何方面被裁定为无效、不合法或不可执行，本协议其他条款的有效性、合法性或可执行性不应因此在任何方面受到影响或损害。各方应通过诚意磋商，争取以法律许可以及各方期望的最大限度内有效的规定取代无效、不合法或不可执行的规定，而该等有效的规定所产生的经济效果应尽可能与那些无效、不合法或不能强制执行的规定所产生的经济效果相似。

In the event that one or several sections of this Agreement are found invalid, illegal or unenforceable in any aspect in accordance with any laws or regulations, the validity, legality or enforceability of the remaining sections of this Agreement shall not be affected or compromised in any aspect. The Parties shall strive in good faith to replace such invalid, illegal or unenforceable sections with effective sections that accomplish to the greatest extent permitted by law and the intentions of the Parties, and the economic effect of such effective sections shall be as close as possible to the economic effect of those invalid, illegal or unenforceable sections.

13.5	本协议对各方各自的继任者和各方所允许的受让方应具有约束力并对其有利。

This Agreement shall be binding on and shall inure to the interest of the respective successors of the Parties and the permitted assigns of such Parties.

13.6	本协议以中文和英文书就，一式十二份，各方各持一份，具有同等效力。中英文版本如有冲突，应以中文版为准。

This Agreement is made in Chinese and English in twelve copies with each Party holding one. All counterparts have the same legal effect. The Chinese version shall prevail in case of any conflict or discrepancy between the Chinese version and the English version.

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有鉴于此，各方已使得经其授权的代表于文首所述日期签署了本《股权质押协议》并即生效，以昭信守。

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Equity Pledge Agreement as of the date first above written.

质权人/ Pledgee：

盖章/Seal：杭州筑梦创享科技有限公司/ Hangzhou Building Dream Star Chuangxiang Technology Company Limited

签字/Signature：	/s/ LIU Ge
刘格/LIU Ge

职位/Title：法定代表人/Legal Representative

有鉴于此，各方已使得经其授权的代表于文首所述日期签署了本《股权质押协议》并即生效，以昭信守。

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Equity Pledge Agreement as of the date first above written.

出质人1/ Pledgor 1：

签字/Signature：	/s/ LI Houde
李厚德/ LI Houde

有鉴于此，各方已使得经其授权的代表于文首所述日期签署了本《股权质押协议》并即生效，以昭信守。

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Equity Pledge Agreement as of the date first above written.

出质人2/ Pledgor 2：

签字/Signature：	/s/ LIU Wangxia
刘望霞/ LIU Wangxia

有鉴于此，各方已使得经其授权的代表于文首所述日期签署了本《股权质押协议》并即生效，以昭信守。

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Equity Pledge Agreement as of the date first above written.

出质人3/Pledgor 3：

盖章/Seal：东莞市富华股权投资合伙企业（有限合伙）/ Dongguan Fuhua Equity Investment Partnership (Limited Partnership)

签字/Signature：	/s/ ZHAN Yin
占引/ZHAN Yin

职位/Title：执行事务合伙人/Managing Partner

有鉴于此，各方已使得经其授权的代表于文首所述日期签署了本《股权质押协议》并即生效，以昭信守。

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Equity Pledge Agreement as of the date first above written.

出质人4/ Pledgor 4：

盖章/Seal：东莞市广胜股权投资合伙企业（有限合伙）/ Dongguan Guangsheng Equity Investment Partnership (Limited Partnership)

签字/Signature：	/s/ LI Houde
李厚德/LI Houde

职位/Title：执行事务合伙人/Managing Partner

有鉴于此，各方已使得经其授权的代表于文首所述日期签署了本《股权质押协议》并即生效，以昭信守。

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Equity Pledge Agreement as of the date first above written.

出质人5/ Pledgor 5：

盖章/Seal：东莞市富胜股权投资合伙企业（有限合伙）/ Dongguan Fusheng Equity Investment Partnership (Limited Partnership)

签字/Signature：	/s/ LI Kaipeng
李凯鹏/LI Kaipeng

职位/Title：执行事务合伙人/Managing Partner

有鉴于此，各方已使得经其授权的代表于文首所述日期签署了本《股权质押协议》并即生效，以昭信守。

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Equity Pledge Agreement as of the date first above written.

出质人6/ Pledgor 6：

盖章/Seal：深圳市创东方投资有限公司/ Shenzhen CDF-Capital Co. Ltd.

签字/Signature：	/s/ XIAO Shuilong
肖水龙/XIAO Shuilong

职位/Title：法定代表人/Legal Representative

有鉴于此，各方已使得经其授权的代表于文首所述日期签署了本《股权质押协议》并即生效，以昭信守。

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Equity Pledge Agreement as of the date first above written.

出质人7 Pledgor 7：

盖章/Seal：东莞市摩亿投资合伙企业（有限合伙）/ Dongguan Moyi Investment Partnership (Limited Partnership)

签字/Signature：	/s/ LI Qingnv
李青女/LI Qingnv

职位/Title：执行事务合伙人/Managing Partner

有鉴于此，各方已使得经其授权的代表于文首所述日期签署了本《股权质押协议》并即生效，以昭信守。

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Equity Pledge Agreement as of the date first above written.

出质人8/ Pledgor 8：

盖章/Seal：东莞市摩丰投资合伙企业（有限合伙）/ Dongguan Mofeng Investment Partnership (Limited Partnership)

签字/Signature：	/s/ HUANG Hanbin
黄瀚彬/HUANG Hanbin

职位/Title：执行事务合伙人/Managing Partner

有鉴于此，各方已使得经其授权的代表于文首所述日期签署了本《股权质押协议》并即生效，以昭信守。

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Equity Pledge Agreement as of the date first above written.

出质人9/ Pledgor 9：

盖章/Seal：东莞市冀丰投资合伙企业（有限合伙）/ Dongguan Jifeng Investment Partnership (Limited Partnership)

签字/Signature：	/s/ LIU Ge
刘格/ LIU Ge

职位/Title：执行事务合伙人/ Managing Partner

有鉴于此，各方已使得经其授权的代表于文首所述日期签署了本《股权质押协议》并即生效，以昭信守。

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Equity Pledge Agreement as of the date first above written.

出质人10/ Pledgor 10：

盖章/Seal：东莞市益财投资合伙企业（有限合伙）/ Dongguan Yicai Investment Partnership (Limited Partnership)

签字/Signature：	/s/ XU Fuzhou
徐夫舟/ XU Fuzhou

职位/Title：执行事务合伙人/ Managing Partner

有鉴于此，各方已使得经其授权的代表于文首所述日期签署了本《股权质押协议》并即生效，以昭信守。

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Equity Pledge Agreement as of the date first above written.

公司/ Company：

盖章/Seal：深圳市筑梦之星科技有限公司/ Shenzhen Building Dream Star Technology Limited

签字/Signature：	/s/ /LIU Ge
刘格/LIU Ge

职位/Title：法定代表人/Legal Representative